UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

METHODE ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33731	36-2090085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue
Chicago, Illinois		60631-3518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 708 867-6777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	MEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of the stockholders of Methode Electronics, Inc. (“Methode” or the “Company”) was held on September 14, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to approve the Methode Electronics, Inc. 2022 Omnibus Incentive Plan (the “Plan”). A description of the terms and conditions of the Plan is set forth in “Proposal Two, Approval of the Methode Electronics, Inc. 2022 Omnibus Incentive Plan” in the Company’s 2022 Proxy Statement filed with the Securities and Exchange Commission on July 26, 2022 (the “Proxy Statement”), and such description is incorporated herein by reference. The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on and approved proposals to (i) elect twelve (12) directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified; (ii) approve the Plan; (iii) ratify the Audit Committee's selection of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending April 29, 2023 and (iv) cast an advisory vote on named executive officer compensation. The voting results for each proposal were as follows:

1. Election of Directors:

	FOR	AGAINST	ABSTAIN	Broker Non-Vote
WALTER J ASPATORE	26,460,044	7,189,218	4,292	831,768
DAVID P. BLOM	33,000,121	641,293	12,140	831,768
THERESE M. BOBEK	32,967,132	678,014	8,408	831,768
BRIAN J. CADWALLADER	26,624,668	7,024,648	4,238	831,768
BRUCE K. CROWTHER	26,189,535	7,451,852	12,167	831,768
DARREN M. DAWSON	32,351,712	1,296,565	5,277	831,768
DONALD W. DUDA	33,322,716	326,697	4,141	831,768
JANIE GODDARD	33,214,744	430,504	8,306	831,768
MARY A. LINDSEY	33,249,920	400,013	3,621	831,768
ANGELO V. PANTALEO	33,293,278	350,978	9,298	831,768
MARK D. SCHWABERO	32,937,242	712,149	4,163	831,768
LAWRENCE B. SKATOFF	32,297,625	1,351,637	4,292	831,768

2. Approve the Plan:

FOR	AGAINST	ABSTAIN	Broker Non-vote
29,326,927	4,298,480	28,147	831,768

3. Ratify Ernst & Young LLP to serve as the Company’s independent registered public accounting firm:

FOR	AGAINST	ABSTAIN
33,505,977	972,956	6,389

4. Advisory approval of the Company’s named executive officer compensation:

FOR	AGAINST	ABSTAIN	Broker Non-vote
25,508,824	8,092,136	52,594	831,768

Item 9.01 Financial Statements and Exhibits.

d)
Exhibits:

Exhibit Number	Description
10.1	Methode Electronics, Inc. 2022 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Methode Electronics, Inc.

Date:	September 14, 2022	By:	/s/ Ronald L.G. Tsoumas
Ronald L.G. Tsoumas Chief Financial Officer